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                                                              Exhibit 99.906CERT

                                                                        Exh. (b)

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

In connection with the attached Report of Skyline Funds (the "Funds") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Funds does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds as of, and for, the periods presented in the Report.

Dated: August 25, 2004
       ---------------

/s/ William M. Dutton
--------------------------------------
William M. Dutton
President and Trustee
(Principal Executive Officer)


Dated: August 25, 2004
       ---------------

/s/ Benjamin J. Kim
--------------------------------------
Benjamin J. Kim
Treasurer
(Principal Financial Officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.